4th Quarter 2023 Update January 30, 2024

Presentation Index Corporate Overview Opportunity – Our Investment Thesis 4th Quarter 2023 Results Line of Business Updates Appendix 3 8 16 32 43 Board of Directors Forward-Looking Statements Non-GAAP Reconciliations Please refer to the Forward-Looking Statements on slide 45 for important disclosures about information contained in this presentation. Peer Group

Corporate Overview Asset-based lending Healthcare Services National Presence International Presence UMBF Trust & Agency Services – Dublin, Ireland Specialized Lending Verticals Corporate Trust Capital Markets (4) Fund Services Private Wealth Management & Personal Trust At, or for, 3 months ended 12/31/23. (1) Includes $12.3B managed assets & $4.0B in Assets Under Administration for Private Wealth customers; (2) Includes AUA in Fund Services/custody, corporate trust and Healthcare Services; (3) Operating ROTCE & operating ROTCE ex. AOCI are non-GAAP measures. See reconciliation on slide 51; (4) UMB Bank, n.a. Capital Markets Div. 90 banking centers 235 ATMs UMB Bank Presence & Expansion UMB Financial Corporation Headquarters Highlights

Business Model Our Diverse Foundation Commercial & Personal Banking Services 4Q’23 Revenue: $236.3 million. 4Q’23 Average Deposits: $19.5 billion Average loans: $3.1B (1) (2) Average deposits: $6.1B Retail deposit & lending services through 90 branches and online Private banking services Consumer mortgage AUM = $12.3B AUA = $4.0B Financial planning Investment management Wealth solutions Business succession and exit planning Trust & custody Estate planning Direct private equity investment access C&I lending Small business lending CRE & Construction lending Average loans: $19.5B (1) Average deposits: $13.4B Agribusiness Energy Practice finance Mezzanine debt & equity investments Commercial Consumer Private Wealth Institutional Banking Services 4Q’23 Revenue: $134.5 million. 4Q’23 Average Deposits: $11.4 billion Institutional Banking provides solutions for the entire marketplace; $447.2 billion in AUA (3) Corporate Trust Bond trustee, paying agent & escrow services Institutional Custody Domestic & international custody services Fund Services Fund accounting, fund administration & transfer agency Alternative investment servicing Specialty Trust & Agency Solutions Default workout & successor trustee services Aviation, ABS & loan agency services Capital Markets Division (4) Fixed income sales & trading Public finance Asset / liability management services Investor Solutions Banking, cash management & specialty services for financial firms Healthcare Services Health savings & benefit spending accounts Healthcare payment solutions Aviation Asset-based lending Beverage Treasury management Merchant payments Specialized Expertise: Balances at, or for quarter ended, 12/31/23 (1) Loan balances exclude credit card; (2) Includes consumer plus residential real estate loans; (3) Includes AUA in Fund Services/custody, corporate trust & Healthcare Services; (4) Products offered through UMB Bank Capital Markets Div.: NOT FDIC INSURED | MAY LOSE VALUE  | NOT BANK GUARANTEED.

An unwavering commitment to doing more for our customers. Beyond Financials Our Culture Our Values Our Commitment Our Vision the unparalleled customer experience Customers First We do the unparalleled to create an environment that consistently exceeds the expectations of our customers. Integrity & Trust We demonstrate our uncompromising honesty and integrity to earn the trust of everyone we serve. Performance & Strength We achieve sustainable greatness by delivering on our promise, remaining independent and maintaining financial soundness. Associate Spirit We rely upon our people and their collective attitude and skills to differentiate us from our competitors. Inclusion & Diversity We believe an inclusive and diverse culture energizes the workplace and ignites innovation.

Beyond Financials Our Culture Creating an unparalleled customer experience requires a culture where our people feel part of something more, something bigger. We foster this experience through our policies, our business decisions and our expectations of each associate. the unparalleled customer experience Whether it’s having a heart for each other, our customers or our communities, we support work through inclusive policies and empowering people to create fulfilling lives in and out of the workplace. MORE HEART Our associates have confidence they will be encouraged and expected to do the right thing at all times — no matter what. We’re focused on setting clear expectations and a leadership team who is accessible and transparent. MORE TRUST Our goal is to grow existing strengths and build new skills. We’re committed to empowering our workforce to make an impact and achieve their goals through open conversations and providing the tools to develop potential. MORE OPPORTUNITY

Beyond Financials Our Commitment to Corporate Citizenship Read our 2022 Corporate Citizenship & ESG Report at UMB.com/ESGreport; 2023 update coming soon UMB recognizes the undeniable importance of sustainable business practices. Efficient & Sensible Resource Use Associate volunteerism and corporate philanthropy help build strong community partnerships. $9.0 million in company donations and sponsorships in 2022, supporting underserved communities’ housing needs, small business efforts, education and emerging talent Nearly 1,000 participants in our workplace giving campaign supporting more than 700 qualified nonprofits with pledges of $65k Associates receive 16 hours of paid Volunteer Time Off (VTO) annually, and participants logged nearly 7,500 hours of volunteer time, despite some continuing impact from the pandemic School of Economics provides interactive, educational experiences through curriculum-based field trips for students each year. UMB leases space in downtown KC to the nonprofit for $1. 250 UMB volunteer hours reached more than 4,500 students in 2022 Community Impact 80 UMB buildings use automated systems to conserve energy, with a goal to include all UMB properties by year-end 2023 More than 192k Kilowatt hours generated from solar panels Exterior lighting upgrades to LED saved nearly 678k Kilowatt hours; committed to convert all locations by year-end 2023 2022 recycling efforts produced nearly 15k pounds of comingled recycling, 8k pounds of cardboard and 360 pounds of recycled batteries Beehives housed at a Denver branch support the local honeybee population, with a peak population of 210k bees. In 2022, we harvested 300 pounds of edible honey and 6 pounds of wax Effective governance practices preserve the confidence and trust of our stakeholders. 11 person board of directors, with 10 independent members, a lead independent director, and 100% independence on board committees 36% board diversity Deliberate selection criteria which includes diversity standards in the board nomination process Robust risk oversight with distinct risk management committees: enterprise risk, asset and liability, and credit Board oversight of the executive ESG Committee Strong Corporate Governance We want our company to be as diverse as the world we live in. As an early CEO Action for Diversity and Inclusion signatory, we regularly review progress of our inclusion strategy with executives and our board of directors Eight Business Resource Groups (BRGs) help us understand the needs of our associates, customers and communities and turn empathy into action In 2022, 36% of all UMB hires were people of color, 56% were women and 6% were veterans Diversity among executive leadership team – 53%; 8 of 15 members Inclusion & Diversity

Our Investment Thesis

Investment Thesis Our Opportunity Track record of strong loan growth – opportunities remain Underpenetrated across our geographic footprint, focused on market share gains Underpenetrated vertically on an asset class basis; built out specialized teams Runway for Growth Diverse deposit base across multiple lines of business, customer segments and geographies No one commercial sector represents more than 5% of total average deposits Long-tenured relationships: Clients that have been with us for more than 15 years hold ~47% of deposit balances (1) Flexible balance sheet well-positioned for changing interest rate environments Above peer earning asset growth Lower loan-to-deposit ratio provides flexibility 31% of average deposit balances in DDA Focus on returning value to shareholders; risk-adjusted returns EPS and tangible book value growth outpace peers over the long-term Consistent dividend growth Differentiated revenue profile and growing fee income Revenue from diverse lines of business and verticals provide a natural hedge in all rate environments Lower-than-peer reliance on mortgage and NSF/OD revenue Solid capital levels and ample liquidity sources Strong regulatory capital ratios Access to multiple contingent funding sources Time-tested underwriting philosophy Unwavering credit standards Long-tenured credit team – average of 23 years with UMB Chief Credit Officer – 38 years with UMB Variable asset base > $1.6 billion of securities cash flow expected within 12 months (2) (1) Average collected balances for December 2023; excludes CDs, health savings and FinTech deposits. (2) Excludes $500mm in short-term T-Bills purchased as additional collateral for public funds deposits in 4Q’23.

Capital & Liquidity Supports Growth Outlook Cash & Securities / Assets (3) Average Loans / Average Deposits Tier 1 Capital Ratio Equity / Assets UMBF Peer Median (1) UMBF Peer Median (1) Peer Median TCE / Tang. Assets (1) (2) UMBF Peer Median (1) (1) UMB peers (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence; Peer group defined on slide 46; (2) Tangible equity and tangible assets are non-GAAP measures. See reconciliation on slide 50; (3) As defined by S&P Global: “Cash, cash equiv. & investment securities/assets.” Tangible Equity / Tangible Assets (2) UMBF Equity / Assets UMBF TCE / Tang. Assets (2)

7% 8% Balance Sheet Growth Across All Business Cycles Average Deposits Average Deposits Average Total Deposit Cost Peer Median Deposit Cost (1) 2.01% 1.37% 2.22% 25% 1% 14% 16% 11% 14% 10% 20% 13% 6% 11% 9% 4% 7% 14% 15 Year CAGR 11.1% Average annual balance in billions. (1) UMB peers (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence; (2) Loan balances exclude PPP loans for ’20 – ’22. Annual Deposit Growth 15 Year CAGR 11.8% Average Loans (2) Annual Loan Growth 12% 19% 19% 5% 2% 6% 10% 10% 18% 12% 21% 19% 9% 7% 10%

(3) Differentiated Revenue Profile Multiple Sources of Growth Net Interest Income Fee Income Provides Diversity 30% 53% 37% $ 1,282.7 $1,291.4 $1,468.0 $613.2 $1,462.0 $731.3 $587.8 $778.2 $671.0 $825.1 $878.5 $982.5 $848.7 $1,012.1 $971.4 $1,097.7 Total Revenue 15 Year CAGR 6.3% Revenue Growth Annual NII Growth Annual Revenue Growth 12% 12% 18% 10% 3% 2% 1% 9% 4% 5% 18% 20% 13% 9% 10% -1% 14% -0.4% 13% 4% 9% 9% 6% 18% 6% 3% 4% 11% 1% 3% 8% Dollars in millions. (1) Contains income from discontinued operations prior to 2017; (2) UMB peers (15 banks) as of latest available annual period. Source: S&P Global Market Intelligence. (3) 2022 noninterest income contained a $66.2 million pre-tax gain on the sale of Visa Inc. Class B shares. Net Interest Income (before provision) Noninterest Income (1) % fee income Peer Median % Fee Income (2) 15 Year CAGR 8.4% 15 Year CAGR 3.7% Fee Income Growth $ 815.5 $731.2 $913.8 $303.0 $920.1 $317.0 $275.1 $320.1 $310.6 $333.3 $412.1 $558.9 $350.1 $610.4 $495.3 $670.9 1%

Resilient Credit Metrics Through All Economic Environments Net Charge-Offs / Average Loans Nonperforming Loans / Loans Industry (2) UMBF Peer Median (1) Industry (2) UMBF Peer Median (1) (1) UMB peers (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence; (2) All FDIC-insured banks, as of last available annual period. Source: FDIC. 0.05% 0.06% 15 Year Average 0.29% 15 Year Average 0.44%

Risk-Adjusted Returns Rowing Close to Shore UMBF Peer Median (1) (1) UMB peers (15 banks), data as of latest available annual period. Source: S&P Global Market Intelligence. (2) The numerator for the calculation of Return on Risk-Weighted Assets is GAAP net income, which in 2023 included $52.8 million of pre-tax expense for the FDIC special assessment, recognized in 4Q’23. UMBF Peer Median (1) Risk-Weighted Assets / Assets Return on Risk-Weighted Assets (2)

Dividend Trends Sustained Growth (1) Dividends adjusted for 2-for-1 stock split in 2006. Annual Dividends Declared (1) +282.5% 2003 - 2023 2023 = $1.53 +2.7% vs. 2022

4th Quarter 2023 Financial Review

(1) Net gains/losses on any disposition or impairment of debt securities + mark-to-market valuations of equity investments; (2) Operating noninterest expense and operating PTPP income & EPS are non-GAAP measures. See reconciliation on slide 49; (3) Net operating income & operating EPS are non-GAAP measures. See reconciliation on slide 48. 4Q 2023 Results At-A-Glance $ millions, except per share amounts. 4Q ’22 3Q ’23 4Q ’23 Linked-Quarter Variance & Commentary

4Q 2023 Earnings Highlights Operating PTPP Income (2) $126.6 $134.9 $134.1 $135.4 $127.9 Net Income & Net Operating Income (1) Operating PTPP Income – gains/losses on inv. securities (3) Operating PTPP Income, ex. gains/losses on inv. securities Dollars in millions, except per share amounts. (1) Net operating income and operating EPS are non-GAAP measures. See reconciliation on slide 48; (2) Operating PTPP income is a non-GAAP measure. See reconciliation on slide 49; (3) Net gains/losses on any disposition or impairment of debt securities plus mark-to-market valuations of equity investments. EPS Net Income Operating EPS (1) Net Operating Income (1) $93.8 $98.4 $112.0 $101.1 $92.8

Revenue Trends Dollars in millions. Columns may not sum due to rounding differences. 4Q ’22 1Q ’23 2Q ’23 3Q ’23 4Q ’23 Linked-Qtr. Variance $ ∆ % ∆

Net Interest Income $1.8B $2.6B $1.8B $2.0B $3.0B Asset Yield and Liability Cost Trends Liquidity Trends NIM Spread Net Interest Income $222.3 $245.2 $241.7 5.1% 5.4% 7.8% 5.0% 6.8% $230.5 8.4% Fed funds & resell agreements Int-bearing due from banks % of average earning assets Liquidity trends shown as average quarterly balances. $ millions $ billions EA % IBL % COF % $225.6 Pre- pandemic $2.1B

Noninterest Income Current Quarter Drivers Fee Income / Revenue Peer Median Fee Income / Revenue (1) Dollars in millions. (1) UMB peers (15 banks), data as of latest available quarter. Source: S&P Global Market Intelligence. Investment Securities Gains (Losses) Brokerage Fees Trust / Securities Processing Bankcard Fees Trading / Invest. Banking Other Income Deposit Svc. Charges. $133.3 $140.3 $125.5 $130.2 $138.1 LQ Variance Noninterest income increased $6.9mm or 5.2%, vs. 3Q’23. Primary drivers: Increases of $3.7mm in company-owned life insurance (“COLI”) income and $567k in derivative income, both in “other income”, and An increase of $2.0mm in trading and investment banking related to higher municipal security trading volumes. COLI income was $3.3mm in 4Q’23, -$410k in 3Q’23, and $21k in 4Q’22. This income variance is offset by a proportionate change in deferred compensation expense. Composition / Changes in Inv. Securities Gains (Losses) and Trust & Securities Processing

Noninterest Expense Current Quarter Drivers (1) Columns may not sum due to rounding differences. (2) Operating noninterest expense is a non-GAAP metric. See reconciliation on slide 49. Noninterest expense increased $58.5mm or 25.3%, vs. 3Q’23 on a GAAP basis. On an operating basis, which excludes the FDIC special assessment and expenses related to acquisitions and severance, noninterest expense increased $6.9mm, or 3.0%. (2) Primary drivers: An increase of $2.3mm in supplies related largely to the purchase of computers during 4Q’23, $1.5mm of additional charitable contributions compared to 3Q’23, $1.3mm increase in processing fees and $1.2mm in additional legal/consulting expense, as various systems and other projects were completed, and The following variances in salaries and employee benefits: +$2.7mm in deferred compensation expense, -$1.6mm in payroll taxes, insurance and 401(k) expense, and -$467k in bonus & commission expense. Deferred compensation expense was $3.1mm in 4Q’23, $425k in 3Q’23, and $763k in 4Q’22. Variances are offset by a proportionate change in COLI income. 4Q ’22 1Q ’23 2Q ’23 3Q ’23 4Q ’23 $ ∆ % ∆ $ in millions Linked-Qtr. Variance Excludes FDIC special assessment and other expenses as noted on slide 49.

$21,272 $ 22,192 $ 22,751 $ 23,109 Diversified Loan Portfolio Average balances in millions. Average Loan Yield Commercial R/E Asset-Based Lending C&I Residential R/E Consumer Construction Credit Card $ 20,295 Kansas City 33% Colorado 17% Arizona 9% St. Louis 16% Greater MO 5% KS - 2% Texas 11% NE - 2% OK - 1% Utah - 4% 4Q ’22 3Q ’23 4Q ’23 Linked-Qtr. Variance $ ∆ % ∆ Loans by Region

Quarterly Loan Activity (1) Payoffs and paydowns include C&I and CRE loans. (1) (1) 4Q ’22 1Q ’23 2Q ’23 3Q ’23 4Q ’23

Strong Asset Quality Nonperforming Loans NPLs / Total Loans Net Loan Charge-Offs (Recoveries) Delinquencies Delinquencies (1) Delinquencies / Total Loans Allowance for Credit Losses on Loans ACL / Total Loans Nonperforming Loans Allowance for Credit Losses Dollars in millions. (1) Delinquencies represent accruing loans > 30 days past due. Net Charge-offs (Recoveries) NCOs / Average Loans ($0.1)

Detailed Net Charge-Off History (1) Loan categories updated in 2020 with adoption of ASU 2016-13. In prior periods, NCOs for “Commercial” included C&I, commercial card, ABL and factoring loans. NCOs for “Other” included consumer cards, all real-estate loans, consumer loans and DDA. Recent Trends Historical

High-Quality Investment Portfolio $6,537 $6,408 $6,999 $6,963 $5,766 $5,705 $5,872 $5,872 $5,824 Average balances - $ millions Average Blended Yield Treasuries Corp. & Commercial Paper GNMA/GSE Mortgage-Backed GSE Agencies General Obligation Municipals Revenue Bonds Collateralized Loan Obligations $6,816 Available-for-Sale (1) Held-to-Maturity (1) (1) Balances are presented at carrying value, which is fair value for the available-for-sale portfolio and amortized cost for the held-to-maturity portfolio. Average balances - $ millions

Securities Portfolio Statistics Amortized Cost Fair Value Net Unrealized Loss (4) Securities Portfolio Activity (1) $ in millions Additional 4Q’23 Activity Purchased $500 million of short-term Treasury Bills @ 5.39% as additional collateral for public funds deposits $ in millions; as of 12/31/23 (1) Purchase activity, cash flow and duration includes AFS securities and the HTM portfolio exclusive of industrial revenue bonds held-to-maturity; (2) Purchases made for roll-off and overbuy, net of purchases related to sales/trades. (3) Purchased, purchased yield, expected cash flows and cash flow yields in 4Q’23 exclude the impact of $500mm T-Bills purchased @ 5.39% as noted above; (4) Columns and rows may not sum due to rounding differences.

Deposits by Line of Business Diversified Deposit Mix $31,330 $31,374 $31,562 $31,475 Commercial Personal Institutional Commercial Banking 41% Consumer & Private Wealth 18% Capital Markets & Corp. Trust 12% Healthcare Services 9% Fund Services 7% Investor Solutions 8% 33% 32% 31% 40% 38% Average balances in millions. $32,675 Interest-Bearing Demand & Savings Demand Deposits Time Deposits Avg. Total Deposit Cost DDA / total deposits Brokered 5% 4Q ’22 3Q ’23 4Q ’23 Linked-Qtr. Variance $ ∆ % ∆

Interest Rate Sensitivity Impact to Net Interest Income Assumptions Projected rates for new loans and deposits based on historical analysis, management outlook and repricing strategies Asset prepayments and other market risks are developed from industry estimates of prepayment speeds and other market changes Ramp Scenario – Static Balance Sheet Shock Scenario – Static Balance Sheet 64% of total end-of-period loans, or $14.8B, are variable. 71% of total loans reprice within the next 12 months. Of variable loans - % tied to indices for next 12 months: 70% - SOFR 26% - Prime 4% - other Loan Maturities & Repricing Year 2 Year 1 Year 2 Year 1

Strong Capital Available Liquidity Sources Capital & Liquidity Position $ millions 5.00% 5.11% 4.83% Weighted average rate $800 $375 $2,224 Brokered CDs FHLB Advances Bank Term Funding Program As of December 31, 2023 $ billions Wholesale Funding by Maturity * Sources include Fed discount window, FHLB advances, Fed funds purchased, free bond collateral, cash sweep and cash/due from banks (including Fed account) UMBF ratio Regulatory Minimum CET 1 Total Capital Tier 1 Leverage Regulatory Capital Ratios 12.85% 10.94% 8.49% Tangible Common Equity Ratio (1) 6.45% Tangible Common Equity Ratio, ex. AOCI (1) 7.73% Total Equity / Total Assets 7.04% 6.50% 10.00% 5.00% (1) Tangible common equity is a non-GAAP measure. See reconciliation on slide 50; (2) Estimated uninsured deposits to be reported on schedule RC-O in the 12/31/23 Call Report; (3) Estimated uninsured deposits adjusted for deposits of wholly owned subsidiaries and for public funds or trust deposits that are collateralized. See reconciliation on slide 46. (4) BTFP funding was refinanced in January ’24 with a new maturity date in 1Q’25 @ 4.76%. (4)

Line of Business Updates

Commercial Banking Commercial Capabilities Investment Real Estate Office Industrial Hotel Retail Multi-family Student Housing Agribusiness Asset-based Lending Aviation Lending Lending Verticals Beverage Lending Energy Lending C&I Lending Owner-Occupied CRE Middle Market Working capital lines Equipment loans Business Banking Practice Finance Small Business Banking Small / Medium Business Middle Market 52% Investment Real Estate 31% Sm./Med Biz 5% Specialized Verticals 12% $19.5B Average balance for 4Q’23, excludes credit card. (1) Rank among U.S. Visa & Mastercard Commercial Card Issuers, Source: Nilson Report, ‘22; (2) “Production ag lending” per ABA 3Q 2023, FDIC data. Additionally, UMB has significant relationships with “Agribusiness / Middle Market Ag” companies. #31 of 100 Largest Farm Lenders in the U.S. (2) Commercial Credit Card Purchase Volume (1) TOP 15 Prepaid & Purchasing Card Volume (1) TOP 5 Commercial Lending Portfolio Average Loan Balance & Composition

Commercial Banking C&I Lending Commercial & Industrial Statistics C&I Industries as % of UMB Loans (1) Includes Middle Market, Lending Verticals & Small / Medium Business Considerations Internal limits on loan size and projects per sponsor Concentration guidelines for all lending verticals, monitored for changing conditions C&I Balance Trends Transp. / Warehouse Diversified Tech. & Telecom Materials & Commodities Manu-facturing Retail Healthcare Commercial Services Other (2) Agri-business Finance & Insurance 9% Energy-Related 5% Total C&I Loans $10.2B 44.2% of total UMB loans (1) End-of-period balances as of December 31, 2023. Average Line Utilization Trends (2) Other - 4% of UMB loans Food & Beverage Auto-related Entertainment / Recreation Consumer Services Apparel / Textiles Government / Education Portfolio Mgmt.–3% Inv. Banking–2% Leasing–1% Other Financial-3% RE & Construction 5% Comml. Lessors–1% Building Constr.–1% Varied Construction Services– 3% Petroleum–2% Nat. Gas–1% Other Energy–2% +8% YoY $ billions

Commercial Banking Commercial Real Estate Commercial Real Estate Statistics Investment CRE as % of UMB Loans (1) Const. / Land Dev. 11% Owner-Occupied 9% Investment CRE 16% $8.9B Farmland 2% as of Dec. 31, 2023 1-4 Unit Residential Construction < 1% of total UMB loans Retail Multifamily Office Building Hotel Industrial Sr. Living 1-4 Unit Rentals Vacant Land Other (5) (1) End-of-period balances as of December 31, 2023; (2) Adjusting for customer interest rate swaps on variable rate loans, “fixed” rate exposure would be ~53% and variable rate exposure would be ~47%; (3) Swap adjusted: “fixed” rate exposure ~45% and variable rate exposure ~55%; (4) Tier 1 capital plus an adjusted ACL, per regulatory guidelines. (5) Other - 2% of UMB loans Mixed Use Student Housing Homebuilder for Sale Healthcare Special Purpose Self-storage Manufactured Housing Investment CRE & Construction Portfolio Average Loan-to-Value: 57% Recourse: 90% Investment CRE Rate Type: (3) Fixed – 30% Variable – 70% Total CRE & Construction = 38% of UMB loans Owner-occupied – new purchase or refinance Real estate development – construction / perm financing, bridge financing, renovations Total UMB Commercial R/E Rate Type: (2) Fixed – 40% Variable – 60% Regulatory Concentrations (4) Total non-farmland CRE / Total RBC: 185% Construction & Development / Total RBC: 71% Total Inv. CRE & Construction Loans $6.1B 26.5% of total UMB loans

Investment Real Estate Select Property Details Average Loan: $9.2mm Average LTV: 64% Recourse: 84% Geographic Diversity – By Property Location By outstanding balances as of December 31, 2023 Average Loan-to-Value, Select Asset Classes Total Investment CRE Portfolio Office CRE Portfolio (No state > 3.4%) MSA Diversification Statistics Market Type $1,009 mm Suburban Central Business District Medical $ millions Industrial: 61% Multifamily: 54% Retail: 55% Hotel: 49% Vacant Land: 53% Senior Living: 64% 1-4 Unit Rentals: 52%

Personal Banking Consumer Metrics at, or for the quarter ended, 12/31/23. (1) Includes residential real estate and other consumer loans; (2) 2022 Net Promoter Score for 16 financial services companies - Medallia, Inc. Strategic & Stable Source of Low-Cost Funds +10% YoY $3.1B Total Average Loans Consumer plays a strategic role for UMB as a large and stable source of deposits. Poised for continued asset growth -2% YoY $6.1B Total Average Deposits Growth engine for new customers; deepening existing relationships NPS Score 72.0 UMBF Industry Average (2) 54.2 Private Banking Strategically positioned for sales growth Retail Banking Hybrid Service & Sales Model – Provides broad products and services to meet diverse client needs Mortgage 1st Time Homebuyer Program - Down Payment Assistance to Qualified Buyers Program to Date (Jan ‘22 – 4Q ‘23): 4,100+ Applications Down payment assistance Community Development High Customer Satisfaction Consumer serves the personal banking needs of clients across all divisions of the bank $2.6B Provide competitive mortgage solutions for all client types 90 Banking Centers 235 ATMs Digital Capabilities across Consumer 25 $1.8B Private Bankers Across 9 regions Avg. Private Banking Deposits Avg. Mortgage Balances +11% YoY Expand diversity of client engagement in communities served Digital loan and deposit application and originations Mobile Banking: Deposits, transfers, bill pay, acct review & more $6.5mm 16 Financial Education Classes 11 Community Partners Served 258 Community Participants

Personal Banking Private Wealth Management Composition as of December 31, 2023. (1) Includes AUM and AUA. Personal Trust 22% Investment Advisory 39% Non-Managed AUA 25% IRAs 6% Brokerage 3% Other 5% Customer Assets Wealth Management Financial planning Discretionary investment management Strategic wealth solutions for ultra-high net worth families Business succession and exit planning Brokerage services   Personal Trust & Custody Trust administration Charitable foundation planning and administration Personal custody services Unique asset administration Fine art management Trust tax preparation   Asset Management Direct private equity investment access New Assets / Sales (1) $12.3B Managed Assets (AUM) $4.0B Non-Managed Assets (AUA) $ millions

Institutional Banking Fund Services & Institutional Custody Best Interval Fund Administrator (1) Best Administrator – Technology (2) $411B $379B $383B $400B Provides services for 1,700 funds, including registered and alternative investment funds, PE funds, real estate and venture capital funds and ETFs and more. One of the nation's leading providers of domestic and global custody, serving insurance companies, public & private corporations, nonprofits, municipalities, fund companies and endowments. Established in 1948. Best Custodian (7) (8) Net New Accounts YTD Custody AUA +27% YoY +353 $363B Best Administrator – GPs w/assets <$30B (3)   Assets Under Administration Industry Leader in Client Service (4)   Registered Funds & Alternative Investments Institutional Custody Transfer Agency Alternative Servicing Fund Acct/Admin. Custody Best Fund Accounting & Reporting Software (5)   Note: Asset categories sum > total AUA due to shared client assets. Best New Fund Services Project (6)   (1) With Intelligence ’19, ’20, ‘22 & ‘23 Awards; (2) Hedgeweek US Awards ’20 - ’22; (3) PE Wire ’21 & ‘22; (4) Global Custodian Fund Admin Survey ’22; (5) Hedgeweek Emerging Managers Awards ’23; (6) Global Custodian Leadership Awards ‘23; (7) HFM Services Awards ’21 & ’22; (8) Hedgeweek US Awards '23.

Institutional Banking Corp/Specialty Trust & Capital Markets (1)Thomson Reuters municipal rankings, September ‘23; (2) Ranked by number of issues; (3) M&A Advisor – ’22; (4) Debtwire – ranking ’21. Corporate Trust & Escrow Services Provides trustee, paying agent and escrow services to municipal and corporate issuers. $35B Assets Under Administration Paying Agent in U.S. (1) (2) #3 Municipal Trustee in U.S. (1) (2) #3 Specialty Trust & Agency Solutions Services for asset-backed securitizations, aviation and other transportation and real estate projects. Workout and successor trustee services on behalf of bondholders of defaulted transactions. +$432mm Examples of recent deals: Products and services offered through UMB Bank Capital Markets Division NOT FDIC INSURED | MAY LOSE VALUE  | NOT BANK GUARANTEED. Capital Markets Division Capital solutions including fixed income sales, trading and underwriting for institutional, municipal and not-for-profit organizations. Public Finance #1 Agent for Debtor-in-Possession financing (4) Winner – Turnaround Award for Divestiture of the Year (3) Growth in on-balance sheet deposits +25% vs. 4Q’22 Closed Deals New Vertical: Reinsurance Trust Services $1.2B AUA 2019 62 2020 84 2021 119 2022 142 2023 139

FDIC Sweep Assets Under Administration $53B Institutional Banking Investor Solutions & Healthcare Services Investor Solutions Annual ACH Transactions Healthcare Services Provides a suite of tax-advantaged benefit accounts including Health Savings Accounts (HSAs), Flexible Spending Accounts (FSAs), Health Reimbursement Arrangements (HRAs), and Commuter Benefit Accounts.  HSA Account Holders 1.6mm In HSA Assets & Deposits $3.9B Top 10 HSA Custodians in the U.S. (2) TOP 10 Benefit Cards 5.3mm ~75mm ~ 5.4 mm accounts Recognized for Investment Quality (1) Sample Fintech Partnerships Named a Top HSA for Features & Investment Options (1) (1) Investor’s Business Daily ‘21; (2) #8 by both total accounts and total assets - Devenir Research Mid-Year ‘23. Our banking as a service (BaaS) solution includes deposit services for checking, saving, and investment accounts, including expanded FDIC insurance through our proprietary Sweep Program.

Payments Credit & Debit Card Products Dollars in millions. (1) Rank in commercial, consumer and small business cards among top 50 U.S. issuers. Source: Nilson Report, December 2022. Card Purchase Volume & Interchange Trends 4Q ’23 Card Spend $4.1B 24th in U.S. Credit Card Purchase Volume (1) #24 $4,009 $3,708 $4,079 $4,020 $4,088 Interchange Income Consumer Credit Healthcare Debit Commercial Credit Inst. Cash Mgmt. Consumer Debit

Appendix

Governance Our Board of Directors AC = Audit Committee; CC = Compensation Committee; GC = Governance Committee; RC = Risk Committee Tim Murphy AC, CC Janine Davidson CC, GC Tammy Peterman GC, RC K.C. Gallagher AC, RC Kris Robbins AC, RC (Chair) Greg Graves Lead Independent Director, GC (Chair) Josh Sosland GC, RC Mariner Kemper Chairman of the Board Leroy Williams CC, RC Robin Beery CC (Chair), RC Gordon Lansford AC (Chair), CC Advisory Directors Tom Wood Jim Rine CEO, UMB Bank, n.a.

Forward-Looking Statements This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). In addition to such factors that have been disclosed previously: macroeconomic and adverse developments and uncertainties related to the collateral effects of the collapse of, and challenges for, domestic and international banks, including the impacts to the U.S. and global economies; sustained levels of high inflation and the potential for an economic recession on the heels of aggressive quantitative tightening by the Federal Reserve, and impacts related to or resulting from instability in the Middle East and Russia’s military action in Ukraine, such as the broader impacts to financial markets and the global macroeconomic and geopolitical environments, may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

Additional Information Estimated Uninsured Deposit Analysis Our Peer Group (1) Estimated uninsured deposits to be reported on schedule RC-O in the 12/31/23 Call Report; (2) Accounts of wholly-owned subsidiaries of UMBFC; (3) Public funds or corporate trust deposits that are collateralized; (4) Columns may not sum due to rounding differences; (5) Total deposits as of December 31, 2023. $ billions

Non-GAAP Reconciliations The following are non-GAAP measures used from time to time. To the extent a non-GAAP measure is used in this presentation, a reconciliation to such measure’s closest GAAP equivalent is provided below. UMB believes that these non-GAAP financial measures may be useful to investors because they adjust for items that management does not believe reflect the Company’s fundamental operating performance. Net operating income is defined as GAAP net income, adjusted to exclude expenses related to acquisitions, severance expense, the FDIC special assessment and the cumulative tax impact of these adjustments. Operating PTPP income for the relevant period is defined as GAAP net interest income plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions, severance expense, and the FDIC special assessment. Tangible common equity ratio is calculated as total shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Tangible common equity ratio, excluding accumulated other comprehensive income (“AOCI”), is calculated as total shareholders’ equity, net of intangible assets and less AOCI, divided by total assets, net of intangible assets. Return on tangible common equity is calculated as net income divided by the company's average tangible shareholders' equity for the relevant period. Return on tangible common equity, excluding AOCI is calculated as net income, divided by the company’s average tangible shareholders’ equity exclusive of AOCI. Operating return on tangible common equity is calculated as net operating income, divided by the company’s average tangible shareholders’ equity. Operating return on tangible common equity, excluding AOCI is calculated as net operating income, divided by the company’s average tangible shareholders’ equity exclusive of AOCI. Tangible book value per share is defined as total shareholders’ equity, net of intangible assets, divided by total shares outstanding.

Non-GAAP Reconciliations Unaudited, dollars in thousands except per share data. (1) Calculated using a marginal tax rate of 24%. Net Operating Income Net operating income is defined as GAAP net income, adjusted to exclude expenses related to acquisitions, severance expense, the FDIC special assessment in fourth quarter 2023 and the cumulative tax impact of these adjustments.

Non-GAAP Reconciliations Operating Pre-Tax, Pre-Provision Income Unaudited, dollars in thousands except per share data. Operating PTPP income for the relevant period is defined as GAAP net interest income plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions, severance expense, and the FDIC special assessment.

Tangible common equity ratio is calculated as total shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Tangible common equity ratio, excluding accumulated other comprehensive income (“AOCI”), is calculated as total shareholders’ equity, net of intangible assets and less AOCI, divided by total assets, net of intangible assets. Non-GAAP Reconciliations Tangible Common Equity Ratio Tangible Common Equity Ratio, ex. AOCI Unaudited, dollars in thousands.

Non-GAAP Reconciliations Return on tangible common equity is calculated as net income divided by the company's average tangible shareholders' equity for the relevant period. Operating return on tangible common equity is calculated as net operating income, divided by the company’s average tangible shareholders’ equity. Operating return on tangible common equity excluding AOCI is calculated as net operating income, divided by the company’s average tangible shareholders’ equity ex. AOCI. Unaudited, dollars in thousands. Return on Tangible Common Equity Operating Return on Tangible Common Equity, Excluding AOCI

Non-GAAP Reconciliations Tangible book value per share is defined as total shareholders’ equity, net of intangible assets, divided by total shares outstanding. Tangible Book Value Unaudited, dollars in thousands except per share data.